Schedule of Prepayments and Other Assets, Net (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses	$ 65,614	$ 88,703
Other assets	40,423	50,196
Prepaid GST	130,073	13,187
Less: allowance for expected credit losses	(1,725)	(600)
Total prepayments and other assets, net	234,385	151,486
Less: amounts classified as non-current assets	(4,457)	(30,576)
Amounts classified as current assets	$ 229,928	$ 120,910